INVESTOR PRESENTATION March 2017 Simple Platform. Trophy Assets. Opportunistic Investments.

Table of Contents Cousins Overview Post-Transactions 1 Cousins Strategic Objectives 2 Assemble Trophy Office Portfolio in High Growth Sun Belt Markets 3-5 Achieve Compelling Critical Mass in Leading Urban Submarkets 6-7 Command Premium Rents in Our Markets 8 Secure a Diversified Customer Base 9 Maintain a Conservative Balance Sheet Positioned for Growth 10 2017 Strategic Update 11 Appendix 12-18 Contact Information and Disclaimer 19

Cousins Overview

Class A Portfolio

- 33 first class assets[1]
- 17 million rentable square feet[1]
- 81% urban[2]
- Average 439,000 square feet per office asset[3]
- Office assets average year built 1997 [3]
- 93% leased[3]

High Growth Sunbelt Markets

- Atlanta
- Charlotte
- Phoenix
- Austin
- Orlando
- Tampa

Strong, simple balance sheet

- Intermediate goal of ~4.5x net debt/EBITDA
- Among best in the office REIT industry

Value Creation Expertise[4]

- $512 million development pipeline
- Office portion 84% leased

Market Concentration[2]



Charlotte 19%
Austin 17%
Tampa 10%
Phoenix 8%
Atlanta 41%
Miami 1%
Orlando 4%

1. Represents Cousins Portfolio Statistics as reported 31-Dec-2016. Includes Cousins mixed use assets.
2. Calculation is based on annualized pro rata GAAP NOI of Cousins assets as reported in 31-Dec-2016 company filings. Includes Cousins mixed use assets.
3. Represents Cousins Portfolio Statistics as reported 31-Dec-2016. Excludes Cousins mixed use assets.
4. As reported in Cousins 31-Dec-2016 filings; at CUZ share.

Cousins

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Cousins Strategic Objectives Assemble trophy office portfolio in high growth Sun Belt markets 16.2 mm square feet1 of Class A office assets in high growth urban Sun Belt markets Achieve compelling critical mass in leading urban submarkets #1 Class A office owner2 in four of the strongest urban submarkets in the Sun Belt Command premium rents Cousins assets command 17% - 53% premium3 in their respective markets Secure a diversified customer base No single industry represents more than 20% of our customer base4 Maintain a conservative balance sheet positioned for growth Industry leading leverage with significant refinance opportunity 1. Represents the Cousins Portfolio Statistics as reported in 31-Dec-2016 Cousins filings. 2. See slides 6-7 for source and data. 3. See slide 8 for source and data. 4. See slide 9 for source and data. 2

Assemble Trophy Office Portfolio in High Growth Sun Belt Markets Source: Q4 2016 Cousins filings. Promenade / Atlanta, GA 777,000 Sq. Ft.; 95% Leased Terminus / Atlanta, GA 1,226,000 Sq. Ft.; 93% Leased Fifth Third Center / Charlotte, NC 698,000 Sq. Ft.; 97% Leased Hayden Ferry Lakeside / Phoenix, AZ 789,000 Sq. Ft.; 94% Leased San Jacinto Center / Austin, TX 406,000 Sq. Ft.; 100% Leased One Buckhead Plaza / Atlanta, GA 461,000 Sq. Ft.; 94% Leased Colorado Tower / Austin, TX 373,000 Sq. Ft.; 100% Leased 3

Assemble Trophy Office Portfolio in High Growth Sun Belt Markets 4 Source: Q4 2016 Cousins filings. 816 Congress / Austin, TX 435,000 Sq. Ft.; 93% Leased 3344 Peachtree / Atlanta, GA 484,000 Sq. Ft.; 96% Leased Bank of America Center / Orlando, FL 421,000 Sq. Ft.; 88% Leased Northpark Town Center / Atlanta, GA 1,528,000 Sq. Ft.; 85% Leased One Eleven Congress / Austin, TX 519,000 Sq. Ft.; 91% Leased Hearst Tower / Charlotte, NC 966,000 Sq. Ft.; 99% Leased Tempe Gateway / Phoenix, AZ 264,000 Sq. Ft.; 98% Leased 3350 Peachtree / Atlanta, GA 413,000 Sq. Ft.; 93% Leased

Assemble Trophy Office Portfolio in High Growth Sun Belt Markets1 1.4% 1.7% 1.9% 2.2% 2.7% 4.2% Phoenix Charlotte Austin Tampa Atlanta Orlando Employment Growth2 Construction as a % of Total Inventory3 US Avg. 1.4% Phoenix, AZ Austin, TX Tampa, FL Orlando, FL Atlanta, GA Charlotte, NC Year-Over-Year 1,278,000 Sq. Ft. 96% Leased 1,906,000 Sq. Ft. 96% Leased 1,682,000 Sq. Ft. 88% Leased 6,871,000 Sq. Ft. 90% Leased 1,038,000 Sq. Ft. 88% Leased 3,119,000 Sq. Ft. 98% Leased 5 0.1% 0.6% 1.0% 1.6% 1.9% 3.3% Tampa Orlando Phoenix Atlanta Charlotte Austin % of Inventory Under Construction 10-Yr. Historical Avg. 1. Represents Cousins Portfolio Statistics as reported in 31-Dec-2016 Cousins filings; excludes mixed use assets. 2. BLS.gov for employment growth as of Dec 2016. 3. 4Q 2016 CoStar Market Report for construction data.

Achieve Compelling Critical Mass in Leading Urban Submarkets Atlanta - Buckhead Charlotte - Uptown Source: 4Q 2016 CoStar. Based on 100% of building square footage. Does not include owner occupied buildings. 20% Market Share of Class A Office #1 Class A Office Owner by Sq. Ft. 20% Market Share of Class A Office #1 Class A Office Owner by Sq. Ft. 6

7 Austin - CBD Phoenix - Tempe 24% Market Share of Class A Office 28% Market Share of Class A Office #1 Class A Office Owner by Sq. Ft. #1 Class A Office Owner by Sq. Ft. Source: 4Q 2016 CoStar. Based on 100% of building square footage. Does not include owner occupied buildings. Achieve Compelling Critical Mass in Leading Urban Submarkets

$23.73 $25.47 $27.66 $20 $22 $24 $26 $28 $30 Orlando CBD Cousins CBD $27.96 $32.47 $42.64 $20 $25 $30 $35 $40 $45 Phoenix Tempe Cousins Tempe $26.11 $28.38 $31.96 $20 $25 $30 $35 $40 $45 Tampa Bay Westshore Cousins Westshore $36.77 $48.96 $51.77 $25 $30 $35 $40 $45 $50 $55 $60 Austin CBD Cousins CBD Austin $26.58 $30.27 $33.36 $20 $24 $28 $32 $36 $40 Charlotte Metro Uptown Cousins Uptown Charlotte $26.99 $33.85 $40.20 $20 $24 $28 $32 $36 $40 $44 Atlanta Buckhead Cousins Buckhead Atlanta Command Premium Rents in Our Markets Orlando Phoenix Tampa 8 Source: CoStar 4Q 2016 Market Reports. 1. Represents weighted average gross rental rates; where net rents are quoted, operating expenses are added to achieve gross rents. 49% Higher 41% Higher 26% Higher 22% Higher 53% Higher 17% Higher Class A Asking Rent ($/Sq. Ft.1)

Secure a Diversified Customer Base 9 Customers by Industry1 Note: Does not include NCR or Dimensional Fund Advisors developments. 1. Represents Tenant Industry Diversification as a percentage of total revenue as reported in 31-Dec-2016 Cousins filings. Financial Services 20% Legal Services 15% Professional Services 13% Technology 12% Consumer Goods & Services 9% Insurance 7% Healthcare Services 6% Marketing & Media 4% Real Estate 3% Other 11%

Maintain a Conservative Balance Sheet Positioned for Growth

- **Low leverage**
  - Intermediate goal of ~4.5x net debt/EBITDA[3]
  - Among best in the office REIT industry
  - Simple capital structure
- **Refinance opportunity**
  - $562mm 2017 debt maturities
  - $204mm to be retired with asset sales
  - $358mm refinanced at historically low long-term rates

Net Debt / EBITDA[1]



~4.5x
4.8x
5.0x
6.2x
6.6x
Cousins Intermediate Goal3
HIW
KRC
BXP
SNL Office Index4

Debt Maturity Schedule (mm)[5]



Wtd. Avg. Interest Rate
5.5%
2.4%
2.2%
6.0%
2.0%
4.3%
3.8%
$562MM
$204MM 4.88%
Retired with Asset Sales
$358MM 5.84%
Refinanced
$12MM
$156MM
$23MM
$250MM
$86MM
$428MM
2017
2018
2019
2020
2021
2022
2023+

1. HIW / BXP / KRC / SNL Office Index leverage represents net debt divided by latest quarter annualized EBITDA per 4Q 2016 respective company filings.
2. Undepreciated book value per 4Q 2016 Supplement. Represents total assets in accordance with GAAP plus accumulated depreciation of real estate assets and accumulated depreciation of intangible assets.
3. *Represents management's intermediate leverage goal.*
4. SNL Office Index is calculated as the average net debt to EBITDA for companies that disclose such metrics in 4Q 2016 company filings.
5. Represents lump sum principal payments due at maturity per 4Q 2016 Supplement.

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2017 Strategic Update

- **Objectives**
  - Reduce Atlanta concentration
  - Reduce leverage
- **Actions**
  - Sell Emory Point I & II
  - Sell American Cancer Society Center
  - Sold 25 million shares of common equity[3]
- **Results**
  - Reduce Atlanta to 37% of total NOI[2]
  - Reduce leverage to ~4.6x net debt / EBITDA

12/31/16[1]



Charlotte 19%
Austin 17%
Tampa 10%
Phoenix 8%
Atlanta 41%
Miami 1%
Orlando 4%

5.2x

Net Debt / EBITDA

Proforma[2]



Charlotte 20%
Austin 18%
Tampa 10%
Phoenix 9%
Atlanta 37%
Miami 1%
Orlando 5%

~4.6x

Net Debt / EBITDA

1. Calculation is based on annualized pro rata GAAP NOI of Cousins assets as reported in 31-Dec-2016 company filings. Includes Cousins mixed use assets.
2. Calculation is based on annualized pro rata GAAP NOI of Cousins assets as reported in 31-Dec-2016 company filings. Excludes announced dispositions – Emory Point I & II and American Cancer Society Center.
3. Announced on 21-Feb-2017, priced 22-Feb-2017 and closed 27-Feb-2017. Anticipated gross proceeds of approximately $213 million.

Cousins

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Appendix 12

Atlanta Snapshot Office Portfolio Composition1 Properties 12 Total Square Feet 6,871,000 % Leased 90% % Urban2 79% Average Year Built 1995 Average Asking Rent PSF3 $35.11 10-Year Class-A Office Trends5 Industry Concentration4 13 7.2% 88% 70% 80% 90% 100% -10% 0% 10% 20% 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 Increase in Market Rent (YOY) Market Occupancy 1. Represents Cousins Portfolio Statistics reported in 31-Dec-2016 Cousins filings. Excludes projects under construction. 2. Calculation is based on pro rata GAAP NOI of Cousins assets as reported in 31-Dec-2016 company filings. 3. Source: Costar. Represents weighted average gross rental rates; where net rents are quoted, operating expenses are added to achieve gross rents. 4. Represents Tenant Industry Diversification as a percentage of total revenue as reported in 31-Dec-2016 Cousins filings. 5. Source: Costar Financial Services 20% Healthcare Services 12% Technology 12% Professional Services 10% Consumer Goods & Services 10% Insurance 9% Legal Services 8% Real Estate 5% Construction & Design 4% Other 10%

Austin Snapshot Office Portfolio Composition1 Properties 5 Total Square Feet 1,906,000 % Leased 96% % Urban2 97% Average Year Built 1994 Average Asking Rent PSF3 $51.77 10-Year Class-A Office Trends5 Industry Concentration4 14 1. Represents Cousins Portfolio Statistics reported in 31-Dec-2016 Cousins. 2. Calculation is based on pro rata GAAP NOI of Cousins assets as reported in 31-Dec-2016 company filings. 3. Source: Costar. Represents weighted average gross rental rates; where net rents are quoted, operating expenses are added to achieve gross rents. 4. Represents Tenant Industry Diversification as a percentage of total revenue as reported in 31-Dec-2016 Cousins filings. 5. Source: Costar 3.1% 91% 70% 80% 90% 100% -10% 0% 10% 20% 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 Increase in Market Rent (YOY) Market Occupancy Legal Services 29% Financial Services 14% Professional Services 14% Energy 11% Technology 9% Marketing & Media 7% Government 6% Consumer Goods & Services 4% Other 6%

Charlotte Snapshot Office Portfolio Composition1 Properties 4 Total Square Feet 3,119,000 % Leased 98% % Urban2 100% Average Year Built 2002 Average Asking Rent PSF3 $33.36 10-Year Class-A Office Trends5 Industry Concentration4 15 2.2% 89% 70% 80% 90% 100% -10% 0% 10% 20% 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 Increase in Market Rent (YOY) Market Occupancy Financial Services 47% Legal Services 19% Consumer Goods & Services 9% Technology 9% Marketing & Media 7% Professional Services 5% Other 4% 1. Represents Cousins Portfolio Statistics reported in 31-Dec-2016 Cousins. Excludes projects under construction. 2. Calculation is based on pro rata GAAP NOI of Cousins assets as reported in 31-Dec-2016 company filings. 3. Source: Costar. Represents weighted average gross rental rates; where net rents are quoted, operating expenses are added to achieve gross rents. 4. Represents Tenant Industry Diversification as a percentage of total revenue as reported in 31-Dec-2016 Cousins filings. 5. Source: Costar

Financial Services 25% Legal Services 24% Professional Services 17% Government 12% Construction & Design 6% Technology 4% Real Estate 4% Consumer Goods & Services 2%Other 6% Orlando Snapshot Office Portfolio Composition1 Properties 3 Total Square Feet 1,038,000 % Leased 88% % Urban2 100% Average Year Built 1983 Average Asking Rent PSF3 $27.66 10-Year Class-A Office Trends5 Industry Concentration4 16 4.7% 91% 70% 80% 90% 100% -10% 0% 10% 20% 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 Increase in Market Rent (YOY) Market Occupancy 1. Represents Cousins Portfolio Statistics reported in 31-Dec-2016 Cousins. 2. Calculation is based on pro rata GAAP NOI of Cousins assets as reported in 31-Dec-2016 company filings. 3. Source: Costar. Represents weighted average gross rental rates; where net rents are quoted, operating expenses are added to achieve gross rents. 4. Represents Tenant Industry Diversification as a percentage of total revenue as reported in 31-Dec-2016 Cousins filings. 5. Source: Costar

Phoenix Snapshot Office Portfolio Composition1 Properties 3 Total Square Feet 1,278,000 % Leased 96% % Urban2 100% Average Year Built 2008 Average Asking Rent PSF3 $42.64 10-Year Class-A Office Trends5 Industry Concentration4 17 Professional Services 29% Technology 24% Insurance 22% Engineering 4% Marketing & Media 4% Financial Services 4% Consumer Goods & Services 3% Legal 3% Other 7% 1. Represents Cousins Portfolio Statistics reported in 31-Dec-2016 Cousins. 2. Calculation is based on pro rata GAAP NOI of Cousins assets as reported in 31-Dec-2016 company filings. 3. Source: Costar. Represents weighted average gross rental rates; where net rents are quoted, operating expenses are added to achieve gross rents. 4. Represents Tenant Industry Diversification as a percentage of total revenue as reported in 31-Dec-2016 Cousins filings. 5. Source: Costar

Tampa Snapshot Office Portfolio Composition1 Properties 3 Total Square Feet 1,682,000 % Leased 88% % Urban2 0% Average Year Built 1999 Average Asking Rent PSF3 $31.96 10-Year Class-A Office Trends5 Industry Concentration4 18 Consumer Goods & Services… Professional Services 20% Legal Services 17% Healthcare Services 13% Technology 11% Financial Services 10% Real Estate 5% Other 3% 1. Represents Cousins Portfolio Statistics reported in 31-Dec-2016 Cousins. 2. Calculation is based on pro rata GAAP NOI of Cousins assets as reported in 31-Dec-2016 company filings. 3. Source: Costar. Represents weighted average gross rental rates; where net rents are quoted, operating expenses are added to achieve gross rents. 4. Represents Tenant Industry Diversification as a percentage of total revenue as reported in 31-Dec-2016 Cousins filings. 5. Source: Costar

Contact Information and Disclaimer Cautionary Note Regarding Forward-Looking Statements This document may include “forward-looking statements” within the meaning of federal and state securities laws and are subject to uncertainties and risks. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Cousins Properties Incorporated (“Cousins”) operates, and beliefs of and assumptions made by Cousins’ management, involve uncertainties that could significantly affect the financial or operating results of Cousins. Such forward-looking statements include, but are not limited to, statements about the benefits of the recent merger and spin-off transactions involving Cousins, Parkway Properties, Inc. and Parkway, Inc., including future financial and operating results, plans, objectives, expectations and intentions. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks related to the ability to successfully integrate our operations and employees following the merger; the ability to realize anticipated benefits and synergies of the transactions; potential changes to tax legislation; changes in demand for developed properties; adverse changes in financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of our portfolio; risks associated with the industry concentration of tenants; risks related to national and local economic conditions, the real estate industry in general, and the commercial real estate markets in particular; competition from other developers or investors; the ability to retain key personnel; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Cousins. Cousins does not intend, and undertakes no obligation, to update any forward-looking statement. Unless otherwise noted, all information in this presentation is as of December 31, 2016. Contact Information Gregg Adzema Marli Quesinberry Executive Vice President and Vice President, Investor Relations and Chief Financial Officer Corporate Communications greggadzema@cousinsproperties.com marliquesinberry@cousinsproperties.com (404) 407-1116 (404) 407-1898 19